UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )
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GRANITE FALLS ENERGY, LLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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GRANITE FALLS ENERGY, LLC
15045 Highway 23 S.E.
Granite Falls, MN 56241-0216

NOTICE OF ANNUAL MEETING OF MEMBERS
To Be Held On: Tuesday, June 13, 2006
To our members:
      The 2006 Annual Meeting of Members (the “2006 Annual Meeting”) of Granite Falls Energy, LLC (the “Company”) will be held on Tuesday, June 13, 2006 at the Prairie’s Edge Casino Resort in Granite Falls, Minnesota. Registration for the meeting will begin at 9:00 a.m. The 2006 Annual Meeting will commence at approximately 10:00 a.m., and adjourn at approximately 12:00 p.m. The purposes of the meeting are as follows:

•	Approval of Amendment #1 to Operating Agreement to provide for the election of Governors through the use of plurality (straight) voting;

•	Approval of Amendment #2 to Operating Agreement to amend provision requiring redemption of membership units upon death of a member;

•	Election of Governors and voting; and

•	Transact such other business as may properly come before the 2006 Annual Meeting or any adjournments thereof.
      The foregoing items of business are more fully described in the proxy statement accompanying this notice. If you have any questions regarding the information in the proxy statement or regarding completion of the enclosed proxy card, please call the Company at (320) 564-3100.
      Only members listed on the Company’s records at the close of business on May 1, 2006 are entitled to notice of the Annual Meeting and to vote at the 2006 Annual Meeting and any adjournments thereof.
      All members are cordially invited to attend the 2006 Annual Meeting in person. However, to assure the presence of a quorum, the Board of Governors requests that you promptly sign, date and return the enclosed proxy card, which is solicited by the Board of Governors, whether or not you plan to attend the meeting. The proxy will not be used if you attend and vote at the meeting in person. You may fax the enclosed proxy card to the Company at (320) 564-3190 or mail it to us using the enclosed envelope.

By order of the Board,

/s/ Paul Enstad

Paul Enstad, Chairman of the Board
Granite Falls, Minnesota
May 10, 2006

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
FORWARD-LOOKING STATEMENTS
PROPOSAL 1
PROPOSAL 2
ELECTION OF GOVERNORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
SECURITY OWNERSHIP OF MANAGEMENT
BOARD OF GOVERNORS’ MEETINGS AND COMMITTEES
MEMBER PROPOSALS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SUMMARY COMPENSATION TABLE
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
ANNUAL REPORT AND FINANCIAL STATEMENTS
OTHER MATTERS
Appendix I

Granite Falls Energy, LLC
15045 Highway 23 S.E.
Granite Falls, MN 56241-0216

PROXY STATEMENT
Annual Meeting of Members
To Be Held On:
Tuesday, June 13, 2006

      The enclosed proxy is solicited by the Board of Governors of Granite Falls Energy, LLC (the “Company”) for use at the 2006 annual meeting of members of the Company to be held on Tuesday, June 13, 2006 (the “2006 Annual Meeting”), and at any adjournment thereof. The 2006 Annual Meeting will be held at the Prairie’s Edge Casino Resort in Granite Falls, Minnesota. Registration for the meeting will begin at 9:00 a.m. The Annual Meeting will commence at approximately 10:00 a.m. and adjourn at approximately 12:00 p.m. This solicitation is being made by mail, however the Company may also use its officers, Governors, and employees (without providing them with additional compensation) to solicit proxies from members in person or by telephone, facsimile or letter. Distribution of this proxy statement and a proxy card is scheduled to begin on or about May 10, 2006.
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q:	Why did I receive this proxy statement?

A:	The Board of Governors is soliciting your proxy to vote at the 2006 Annual Meeting because you were a member of the Company at the close of business on May 1, 2006, the record date, and are entitled to vote at the meeting.

Q:	What am I voting on?

A:	The approval of 2 amendments to the Operating Agreement and the election of one (1) Governor. The nominee is Scott Dubbelde. The Board of Governors recommends a vote FOR the 2 amendments to the Operating Agreement and FOR the re-election of Scott Dubbelde as Governor.

Q:	How many votes do I have?

A:	Members are entitled to one vote for each membership unit owned of record by such member as of the close of business on the Record Date on any matter which may properly come before the meeting.

Q:	What is the voting requirement to elect the Governors?

A:	In the election of Governors, the person receiving a majority vote of the total number of membership units outstanding will be elected, however, the units owned by Glacial Lakes Energy and Fagen, Inc. are excluded in determining the total number of membership units outstanding for purposes of election of Governors.

Q:	How many membership units are outstanding?

A:	On May 1, 2006, there are 31,156 membership units outstanding.

Q:	What is the effect of an abstention?

A:	Because amendments to the Operating Agreement and election of Governors are elected by majority vote of the total number of outstanding units, abstentions will be counted as a vote against any amendment or nominee. Note that in the election of Governors, the total number of outstanding units excludes the units owned by Glacial Lakes Energy and Fagen, Inc.

Q:	How do I vote?

A:	Membership Units can be voted only if the holder of record is present at the 2006 Annual Meeting either in person or by proxy. You may vote using any of the following methods:

• Proxy card. The enclosed proxy card is a means by which a member may authorize the voting of his, her, or its membership units at the 2006 Annual Meeting. The membership units represented by each properly executed proxy card will be voted at the 2006 Annual Meeting in accordance with the member’s directions. The Company urges you to specify your choices by marking the appropriate boxes on your enclosed proxy card. After you have marked your choices, please sign and date the enclosed proxy card and return it in the enclosed envelope or fax it to the Company at (320) 564-3190. If you sign and return the proxy card without specifying your choices, your membership units will be voted FOR each of the amendments to the Operating Agreement and FOR Scott Dubbelde to be elected as a governor.

• In person at the 2006 Annual Meeting. All members may vote in person at the 2006 Annual Meeting.

Q:	What can I do if I change my mind after I vote my units?

A:	You may revoke your proxy by:

• Voting in person at the 2006 Annual Meeting;

• Giving personal or written notice of the revocation to Paul Enstad, Chairman of the Company’s Board of Governors, at the Company’s offices at 15045 Highway 23 S.E., Granite Falls, MN 56241-0216; or

• Giving personal or written notice of the revocation to the Company’s Secretary, Julie Oftedahl-Volstad, at the commencement of the 2006 Annual Meeting.

Q:	What happens if I mark too few or too many boxes on the proxy card?

A:	If you do not mark any choices on the proxy card, then the proxies will vote your units FOR the amendments to the Operating Agreement and FOR Scott Dubbelde as governor. If you only mark one choice or two choices on the proxy card, then the proxies will vote your units ONLY for items or person(s) you chose. However, your units will be included in the determination of whether a quorum is present.

Q:	Who can attend the 2006 Annual Meeting?

A:	All members and their immediate family as of the close of business on the record date may attend the 2006 Annual Meeting.

Q:	What is the record date for the 2006 Annual Meeting?

A:	May 1, 2006.

Q:	Who will count the vote?

A:	The Company’s Chief Financial Officers, Michael Nealon and Stacie Schuler.

Q:	What constitutes a quorum?

A:	As of the record date, the Company had 31,156 membership units issued and outstanding. The presence of members holding 40% of the total outstanding membership units constitutes a quorum. We need 12,462 membership units represented at the meeting to constitute a quorum. If you submit a properly executed proxy, then you will be considered part of the quorum.

Q:	When are member proposals and Governor nominations due for the 2007 Annual Meeting?

A:	In order to be considered for inclusion in next year’s proxy statement, member proposals, including Governor nominations, must be submitted in writing to the Company by November 1, 2006. The proposal must be in accordance with the provision of Rule 14a-8 promulgated by the SEC under the Exchange Act. The Company suggests that proposals for the 2007 Annual Meeting of members be submitted by certified mail-return receipt requested. Members who intend to present a proposal at the 2007 Annual Meeting of members without including such proposal in the Company’s Proxy Statement must provide the Company notice of such proposal no later than December 15, 2006. The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

If the Company does not receive notice of a member proposal intended to be submitted to the 2007 Annual Meeting by December 15, 2006, the persons named on the proxy card accompanying the notice of meeting may vote on any such proposal in their discretion. However, if the Company does receive notice of a member proposal intended to be submitted to the 2007 Annual Meeting by December 15, 2006, then the persons named on the proxy card may vote on any such proposal in their discretion only if the Company includes in its proxy statement an explanation of its intention with respect to voting on the proposal.

Q:	Who is paying for this proxy solicitation?

A:	The entire cost of this proxy solicitation will be borne by the Company. The cost will include the cost of supplying necessary additional copies of the solicitation material for beneficial owners of Membership Units held of record by brokers, dealers, banks and voting trustees and their nominees and, upon request, the reasonable expenses of such record holders for completing the mailing of such material and report to such beneficial owners.
FORWARD-LOOKING STATEMENTS
      This proxy statement contains forward-looking statements that involve future events, our future performance and our expected future operations and actions. In some cases you can identify forward-looking statements by the use of words such as “may,” “will,” “should,” “anticipate,” “believe,” “expect,” “plan,” “future,” “intend,” “could,” “estimate,” “predict,” “hope,” “potential,” “continue,” or the negative of these terms or other similar expressions. These forward-looking statements are only our predictions and involve numerous assumptions, risks and uncertainties, including, but not limited to those listed below and those business risks and factors described elsewhere in this proxy statement and our other Securities and Exchange Commission filings.

•	Changes in the availability and price of corn and natural gas;

•	Changes in the environmental regulations that apply to our plant operations;

•	Increased competition in the ethanol and oil industries or overcapacity within the ethanol production industry;

•	Changes in interest rates or the availability of credit;

•	Changes in our business strategy, capital improvements or development plans;

•	Changes in plant production capacity or technical difficulties in operating the plant;

•	Changes in general economic conditions or the occurrence of certain events causing an economic impact in the agriculture, oil or automobile industries;

•	Changes in the price of ethanol and the market for distillers grains;

•	Changes in federal and/or state laws (including the elimination of any federal and/or state ethanol tax incentives);

•	Changes and advances in ethanol production technology; and

•	Competition from alternative fuel additives.
      Our actual results or actions could and likely will differ materially from those anticipated in the forward-looking statements for many reasons, including the reasons described in this proxy statement. We are not under any duty to update the forward-looking statements contained in this proxy statement. We cannot guarantee future results, levels of activity, performance or achievements. We caution you not to put undue reliance on any forward-looking statements, which speak only as of the date of this proxy statement. You should read this proxy statement and the documents that we reference in this proxy statement, completely and with the understanding that our actual future results may be materially different from what we currently expect. We qualify all of our forward-looking statements by these cautionary statements.

PROPOSAL 1
Approval of Amendment #1 to Operating Agreement to
Provide for the Election of At-Large Governors Through the Use of Straight Voting.
      The Members of the Company executed the Fifth Amended and Restated Operating Agreement of Granite Falls Energy, LLC (the “Company”) dated August 12, 2004. Subsection 6.1(c)(vi) provides for the election of at-large governors and currently reads as follows:
      “(vi) The manner of election as to the At-Large Governors and any At-Large Additional Governors shall be by affirmative vote of a Majority in Interest of the members (excluding Glacial Lakes, the Glacial Successor and Fagen to the extent noted above) and as follows ...”
      Proposed New Subsection 6.1(c)(vi):
      The Governors propose an amendment to Subsection 6.1(c)(vi) which reads:
      “(vi) The manner of election as to the At-Large Governors and any At-Large Additional Governors shall be by affirmative vote of a Plurality in Interest of the members (excluding Glacial Lakes, the Glacial Successor and Fagen to the extent noted above), so that the nominees receiving the greatest number of votes relative to all other nominees are elected as Governors, and as follows ...”
      Explanation of and Reasons for Proposed Amendment:
      Current Subsection 6.1(c)(vi) imposes too high a threshold for the election of governors by requiring a majority of votes to be cast for a nominee before he or she is elected. The current provision presents the possibility that no candidate might receive the number of votes required and thus result in no governors being elected. The new provision eliminates this possibility by allowing for the election of the candidate with the most votes, without imposing a threshold number of votes required for election. The effect of the proposed changes to Subsection 6.1(c)(vi) is to allow the election of those nominees who receive the greatest number of votes, rather than requiring votes of a majority of all Members.
Required Vote and Board Recommendation
      The affirmative vote of the holders of a majority of the total number of membership units outstanding is required to amend the Company’s operating agreement. As indicated on the proxy card, if you fail to mark a vote, the proxies solicited by the Board of Governors will be voted in favor of the amendment. If you do not submit a proxy card or attend the meeting, or if you abstain from voting, your vote will be counted as a vote against the amendment.
      YOUR BOARD HAS APPROVED THIS AMENDMENT TO THE OPERATING AGREEMENT AND RECOMMENDS A VOTE FOR AMENDMENT #1.
PROPOSAL 2
Approval of Amendment #2 to Operating Agreement
To Change Provision Requiring Redemption of Membership Units
Upon the Death of a Member
      Our Operating Agreement currently provides that upon a Members’ death, the estate or personal representative of the deceased Member has the right and option to require the Company to repurchase all of the deceased Member’s Membership Interest. The current relevant section of the Operating Agreement is Section 10.4 which reads as follows:
      “(a) Upon the death of any Member, the estate or personal representative of the deceased Member shall have the right and option to request the Company repurchase the deceased Member’s Interest subject to and in accordance with the applicable Code and Treasury Regulations regarding Publicly Traded Partnership. If the estate or personal representative exercises such right and option the Company shall, subject to Section 10.4(b) below, purchase the deceased Member’s Interest at the Fair Market Value of such Interest in effect at the date of death as determined in accordance with Section 10.10 below, and on the terms and conditions set forth in Section 10.5 and Section 10.6 below. This right and option may be exercised by the deceased Member’s estate or personal representative by providing written notice to the Company within one hundred twenty (120) days after the date of the Member’s death; provided, however, the Company will not repurchase such interest earlier than sixty (60) days after the receipt of the written notice from the estate or personal representative requesting the purchase.
      (b) Any Transfer pursuant to this Section 10.4 shall be subject to a determination by the Board that such Transfer shall not cause the Company to be deemed a Publicly Traded Partnership, and such Transfer shall be affected in accordance with this Agreement, the Code and applicable Treasury Regulations, and shall further be subject to the prior approval of the Board which may be withheld in its sole discretion.”
      The Company proposes deleting Subsection 10.4(a) and inserting a new Subsection 10.2(e) under the heading “Permitted Transfers.” New Subsection 10.2(e) would read:
      “(e) A Transfer to the transferor’s executor, personal representative, administrator or trustee to whom such Units are transferred involuntarily by operation of law or judicial decree.”
      The Company also proposes a corresponding revision to Section 10.10 of the current Operating Agreement which references the redemption right stated in Section 10.4. The revision would delete such reference to Section 10.4 as a result of the removal of Section 10.4 pursuant to this proposed amendment.
Reasons for Proposed Amendment
      The Company proposes the deletion of Section 10.4 and insertion of a new subsection that would treat unit transfers upon death in exactly the same fashion as other permitted transfers. Due to the fact that the Company intends to facilitate unit transfers through a qualified matching service operated by a registered broker-dealer, the Company does not believe the mandatory redemption right upon death of a member is in the best interests of the Company.
Effect of Proposed Amendment
      The effect of the proposed amendment would be that upon the death of a member, the deceased member’s units would be transferred pursuant to such member’s bequest or by the laws of intestacy but the Company would not be required to redeem the membership units owned by such deceased member. If the member’s executor or personal representative desired to liquidate the deceased member’s investment in the Company, he or she would have to independently locate a buyer or use the qualified matching service implemented to facilitate unit transfers.
Required Vote and Board Recommendation
      The affirmative vote of the holders of a majority of the total number of membership units outstanding is required to amend the Company’s operating agreement. As indicated on the proxy card, if you fail to mark a vote, the proxies solicited by the Board of Governors will be voted in favor of the amendment. If you do not submit a proxy card or attend the meeting, or if you abstain from voting, your vote will be counted as a vote against the amendment.
      YOUR BOARD HAS APPROVED THIS AMENDMENT TO THE OPERATING AGREEMENT AND RECOMMENDS A VOTE FOR AMENDMENT #2.
ELECTION OF GOVERNORS
      Four (4) elected and three (3) appointed Governors comprise the Board of Governors. The four elected Governor positions are currently divided into three classes. Class I governors elected at our 2005 annual meeting serve a three (3) year term. Class II governors up for election at the 2006 annual meeting will be elected to a three (3) year term. Class III governors up for election at our 2007 annual meeting will be elected to a three (3) year term. The Company’s current elected Governors and their respective terms are as follows:

Term Expires 2006	Scott Dubbelde	Class II Governor
Term Expires 2007	Paul Enstad	Class III Governor
	Julie Oftedahl-Volstad	Class III Governor
Term Expires 2008	Shannon Johnson	Class I Governor

      The following table contains certain information with respect to the nominee for election to the Board of Governors at the 2006 Annual Meeting:

		Year First
		Became a
		Governor (if	Term Expires
Name and Principal Occupation	Age	applicable)	(if applicable)

Scott Dubbelde	44	2002	2006
Biographical Information for Nominee
      Scott Dubbelde has served on the Board of Governors of the Company since its inception. For the past 14 years, Mr. Dubbelde has been the General Manager of the Farmers Cooperative Elevator Company, a member of us. He has over 17 years of experience in the grain elevator business. In his capacity as General Manager of the Elevator, he is responsible for all day-to-day business operations and has both financial and operational responsibility for the Elevator. The Elevator is the exclusive grain supplier for our ethanol plant, see “CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.” Mr. Dubbelde is also currently serving on the Minnesota Grain and Feed Association Board of Directors.
Required Vote and Board Recommendation
      The affirmative vote of the holders of a majority of the total number of membership units outstanding (excluding the units owned by Glacial Lakes Energy and Fagen, Inc.) is required to elect a nominee to the position of Governor. As indicated on the proxy card, if you fail to mark a vote, the proxies solicited by the Board of Governors will be voted in favor of the Board’s nominee. If you do not submit a proxy card or attend the meeting, or if you abstain from voting, your vote will be counted as a vote against the nominee.
      YOUR BOARD HAS RECOMMENDED THE CURRENT GOVERNOR AND NOMINEE, SCOTT DUBBELDE, BE ELECTED TO THE GOVERNOR SEAT OPEN FOR ELECTION AT THE 2006 ANNUAL MEETING.
     Biographical Information for Non-nominee Governors
      Paul Enstad — Age 46. Mr. Enstad has been farming near Granite Falls, Minnesota since 1978. He and his two brothers currently farm together as a partnership and raise corn and soybeans. He serves on the board of directors of the Farmers Cooperative Elevator Company, a member of us. In such capacity, he attends board meetings of the Farmers Cooperative Elevator Company and otherwise provides periodic, informal business advice. The Farmers Cooperative Elevator Company purchases agricultural products from its members and stores them for resale to food processors and sells agricultural goods and services to its members utilizing group buying leverage to obtain discounts not otherwise generally available to individual cooperative members.
      Terry Little — Age 46. Mr. Little has been farming in Watertown, South Dakota since 1984. He and his brother currently farm together as a partnership and raise livestock and grain. He serves on the Board of Managers of GLE, our member. After growing up on a farm near Watertown, Mr. Little attended South Dakota State University and Iowa State University and received a degree in Veterinary Medicine. After a brief career in veterinary medicine, Mr. Little returned to the family farm and his current farming operation.
      Doyle Thompson — Age 52. Mr. Thompson has been farming grain in Gary, South Dakota since 1975 until present. He also serves on the Board of Managers of GLE, our member. Mr. Thompson graduated from Gary High School and attended Canby Vo-Tech in Production Agriculture. Mr. Thompson also serves on the H-D Electric Board of Directors.
      Steven H. Core — Age 56. Mr. Core became a governor in November 2002. He was our Vice President of Operations from November 2002 to October 2004. He worked for us on a part-time, unpaid basis. Mr. Core has over 30 years of agricultural business management experience. Since January 2002, Mr. Core has served as a contract employee to Fagen. on new ethanol plant construction. Between 1994 and 2002, he served as General Manager of Corn Plus, a Winnebago, Minnesota ethanol producer. During his tenure, he supervised a staff of 34 employees that produced 44.0 million gallons of ethanol annually. Between 1983 and 1994, he served in various management capacities (most recently as Agronomy, Credit and New Ventures Manager)

with Grain Land Coop., a $90 million Delavan, Minnesota agricultural cooperative with six locations. Mr. Core is also a member of the Board of Directors of the Renewable Fuels Association and is a member of the Minnesota Ethanol Coalition and the Corn Growers Association. He received his Associates of Applied Sciences in Agricultural Business degree in 1970 from Eastern Iowa Community College.
      Julie Oftedahl-Volstad — Age 51. Ms. Oftedahl-Volstad has been farming along the Yellow Medicine River near Hanley Falls, Minnesota since 1978 on a farm homesteaded in 1873 by her great-greatgrandfather. She farms in partnership with her three brothers and parents, principally growing corn and soybeans. She has a degree in Sociology from Southwest State University. She is an active member of Yellow Medicine Lutheran Church and has served on the church council in the past. She is also on the board of Neighbors United Resource Center, a support organization.
      Shannon Johnson — Age 44. Mr. Johnson has been farming in eastern Yellow Medicine County since 1976. He produces corn, soybeans and sugar beets on 1,000 acres. He is co-owner and secretary of a swine farrow to finish partnership and currently serves as the Hazel Run Township clerk. He formerly served on the Hazel Run Lutheran Church council. He is a Yellow Medicine County Corn board member and a Soybean Growers member.
      Myron D. Peterson — Age 61. Mr. Peterson was designates by our At-Large Governors as our At-Large Alternate generally to act in the absence of an At-Large Governor. He was a former governor of the Company prior to the closing of the Offering. He farms with his four brothers and their families in a family farm partnership established in 1972, growing about 3,300 acres of corn and soybeans in western Renville County. Mr. Peterson served seven years as a director of the Minnesota Corn Growers Association Board. In 2003, he became a director of the Minnesota Corn Research and Production Council. He has been a supervisor for Hawk Creek Township for the past 27 years and County Township Secretary-Treasurer for Renville County for 24 years. Mr. Peterson is a member of Our Saviors Lutheran Church in Sacred Heart, Minnesota.
      Terry Mudgett — Age 53. Mr. Mudgett was designated by GLE as our alternate governor to act in the absence of any GLE designated governor. He also serves on the Board of Managers of GLE. He has been a farmer for the past 26 years in Clark County, South Dakota and currently has a grain operation and cattle feed and cow/calf operation. He has also been involved as a seed salesman for the past several years.

Biographical Information on Officers and Significant Employees
      Thomas Branhan — Age 61. Mr. Branhan has been serving as GLE’s Chief Executive Officer and General Manager since December 2001. Mr. Branhan will continue to serve as GLE’s Chief Executive Officer and General Manager while also serving as our Chief Executive Officer and General Manager. From December 1997 to November 2001 Mr. Branhan managed a 40 million pound per year acrylic chemical plant in Southern California. Mr. Branhan received his mechanical engineering degree from the University of Cincinnati.
      Michael Nealon — Age 44. Mr. Nealon has been serving as GLE’s Chief Financial Officer; Controller from May 2002 to November 2005, and Director of Finance since November 2005. He will continue to serve in these positions while also serving as our Chief Financial Officer. From July 1999 to January 2002, Mr. Nealon worked for BankFirst, a credit card issuer, in Sioux Falls, South Dakota as Director of Finance. Prior thereto, Mr. Nealon spent 15 years in public accounting as a controller for publicly held companies and as an accountant for Deloitte & Touche. Mr. Nealon received a degree in Business Administration from Creighton University in Omaha, Nebraska. Mr. Nealon is a certified public accountant.
      Stacie Schuler — Age 33. Ms. Schuler joined the Company in summer 2005 as Controller, and commenced her duties as Chief Financial Officer for Granite Falls Energy in February 2006. Ms. Schuler worked for Cargill, Incorporated from August 1997 to July 2005. Ms. Schuler received her accounting degree thru Southwestern Technical College in Granite Falls, Minnesota and Southwest State University in Marshall, Minnesota.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
      As of May 1, 2006, the following beneficial owners owned or held 5% or more of our outstanding membership units:

	Name and Address of	Amount and Nature of
Title of Class	Beneficial Owner	Beneficial Ownership	Percent of Class

Membership Units	Glacial Lakes Energy, LLC
	301 20th Avenue SE
	Watertown, SD 57201	6,500 Membership Units	20.90%
Membership Units	Fagen, Inc.
	501 W. Highway 212
	P.O. Box 159
	Granite Falls, MN 56241	1,925 Membership Units	6.20%
SECURITY OWNERSHIP OF MANAGEMENT
      As of May 1, 2006, members of our Board of Governors and executive officers own membership units as follows:

	Name of Beneficial	Amount and Nature of
Title of Class	Owner(1)	Beneficial Ownership	Percent of Class

Membership Units	Paul Enstad(2)(3)	770 Units	2.50%
Membership Units	Scott Dubbelde(3)	667 Units	2.10%
Membership Units	Steven H. Core	20 Units	*
Membership Units	Julie Oftedahl-Volstad	50 Units	*
Membership Units	Shannon Johnson	100 Units	*
Membership Units	Myron Peterson(4)	60 Units	*
Membership Units	All governors(2)(3)(4)	1667 Units	5.40%
TOTAL:			9.9%

*	Less than 1%

(1)	The address of each individual is in care of us at 15045 Highway 23 S.E., Granite Falls, Minnesota 56241-0216.

(2)	Includes 20 units purchased by the Enstad Brothers partnership.

(3)	Includes 650 units purchased by the Farmers Cooperative Elevator Company, of which Mr. Dubbelde is general manager and Mr. Enstad is a director.

(4)	Includes 25 units purchased by Peterson Partners.
BOARD OF GOVERNORS’ MEETINGS AND COMMITTEES
      The Board of Governors generally meets once per month. The Board of Governors held 10 regularly scheduled meetings during the ten month fiscal year ended October 31, 2005. Each governor attended at least 75% of the meetings of the Board of Governors during the fiscal year ended October 31, 2005, except for the following governor: Steve Core. The Board of Governors does not have a formalized process for holders of membership units to send communications to the Board. The Board of Governors feels this is reasonable given the accessibility of our Governors. Members desiring to communicate with the board are free to do by contacting a governor. The names of our governors are listed on the Company’s website at www.granitefallsenergy.com.
      The Board of Governors does not have a policy with regard to Governors’ attendance at annual meetings. Last year all of the governors attended the Company’s annual meeting. Due to this high attendance record, it is the view of the Board of Governors that such a policy is unnecessary.

Audit Committee
      The audit committee of the Board of Governors operates under a charter adopted by the Board of Governors in Fall 2005. Under the charter, the audit committee must have at least three members. The Board of Governors comprises the Company’s audit committee. The chairperson of the audit committee is Paul Enstad. The audit committee is exempt from the independence listing standards because the Company’s securities are not listed on a national securities exchange or listed in an automated inter-dealer quotation system of a national securities association or to issuers of such securities. Nevertheless, a majority of our audit committee is independent within the definition of independence provided by NASDAQ rules 4200 and 4350. The Board of Governors has determined that we do not currently have an audit committee financial expert serving on our audit committee. We do not have an audit committee financial expert serving on our audit committee because no member of our Board of Governors has the requisite experience and education to qualify as an audit committee financial expert as defined in Item 401 of Regulation S-B, however, the Board of Governors intends to consider such qualifications in future nominations to our Board of Governors and appointments to the audit committee. The audit committee held four (4) meetings during the ten month fiscal year ended October 31, 2005.

Audit Committee Report
      The audit committee delivered the following report to the Board of Governors of the Company on January 23, 2006. The following report of the audit committee shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the report by reference in any such document.
      The audit committee reviews the Company’s financial reporting process on behalf of the Board of Governors. Management has the primary responsibility for the financial statements and the reporting process. The Company’s independent auditors are responsible for expressing an opinion on the conformity of the audited financial statements to generally accepted accounting principles. The committee reviewed and discussed with management the Company’s audited financial statements as of and for the fiscal year ended October 31, 2005. The committee has discussed with Boulay, Heutmaker, Zibell & Co. P.L.L.P., its independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 Communication with audit committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. The committee has received and reviewed the written disclosures and the letter to management from Boulay, Heutmaker, Zibell & Co. P.L.L.P. as required by Independence Standards Board Standard No. 1, and has discussed with the auditors the auditors’ independence. The committee has considered whether the provision of services by Boulay, Heutmaker, Zibell & Co. P.L.L.P. not related to the audit of the financial statements referred to above and to the reviews of the interim financial statements included in the Company’s Forms  10-QSB are compatible with maintaining Boulay, Heutmaker, Zibell & Co. P.L.L.P.’s independence.
      Based on the reviews and discussions referred to above, the audit committee recommended to the board of Governors that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-KSB for the ten month fiscal year ended October 31, 2005.

Audit Committee
Paul Enstad, Chair
Terry Little
Julie Oftedahl-Volstad
Scott Dubbelde
Steve Core
Shannon Johnson
Myron Peterson

Independent Registered Public Accounting Firm
      The audit committee selected Boulay, Heutmaker, Zibell & Co. P.L.L.P. as independent registered public accountants for the fiscal year November 1, 2005 to October 31, 2006. A representative of Boulay, Heutmaker, Zibell & Co. P.L.L.P. is expected to be present at the annual meeting of members and will have an opportunity to make a statement if so desired. The representative is also expected to be available for questions from the members.

Audit Fees
      The aggregate fees billed by the principal independent registered public accountants (Boulay, Heutmaker, Zibell & Co. P.L.L.P.) to the Company for the ten month fiscal year ended October 31, 2005, and the fiscal year ended December 31, 2004 are as follows:

Category	Year	Fees

Audit Fees	2005	$59,000
	2004	$71,000
All Other Fees	2005	$0
	2004	$0
      Prior to engagement of the principal independent registered public accountants to perform audit services for the Company, the principal accountant was pre-approved by our Audit Committee pursuant to Company policy requiring such approval.
      100% of all audit services, audit-related services and tax-related services were pre-approved by our Audit Committee.

Nominating Committee
      The entire Board of Governors serves as the Company’s nominating committee. The nominating committee met once during the fiscal year ended October 31, 2005.

Compensation Committee
      The entire Board of Governors serves as the Company’s compensation committee. The compensation committee has the overall responsibility for approving and evaluating the Company’s Governor and executive compensation plans, policies and programs. The compensation committee did not hold any meetings during the fiscal year ended October 31, 2005.
MEMBER PROPOSALS
      Any member proposal intended to be considered for inclusion in the Proxy Statement for presentation at the 2007 Annual Meeting of Members must be received by the Company no later than November 1, 2006 (120 days prior to the one year anniversary of the date of mailing of this proxy statement). The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the SEC under the Exchange Act. It is suggested that the proposal be submitted by certified mail-return receipt requested.
      Members who intend to present a proposal at the 2007 Annual Meeting of members without including such proposal in the Company’s Proxy Statement must provide the Company notice of such proposal no later than December 15, 2006. The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements. If the Company does not receive notice of a member proposal intended to be submitted to the 2007 Annual Meeting by December 15, 2006, the persons named on the proxy card accompanying the notice of meeting may vote on any such proposal in their discretion. However, if the Company does receive notice of a member proposal intended to be submitted to the 2007 Annual Meeting by December 15, 2006, then the persons named on the proxy card may vote on any such proposal in their discretion only if the Company includes in its proxy statement an explanation of its intention with respect to voting on the proposal.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
      No family relationships exist between any of the directors of the board, officers, or key employees of the Company. We consider all of our governors other than Messrs. Little and Thompson, Fagen, GLE, the City of Granite Falls and the Farmers Cooperative Elevator Company to be our founders and promoters. One of our former governors, Steve Lindholm, is also one of our founders and may be considered a promoter. Over the past five years we have engaged in a number of transactions with our promoters. We have engaged in the past two years, or plan to engage, in the following transactions involving our governors, officers or 5% unit holders and their affiliates:
      Unit Purchase Transactions. We have issued units to our governors, founders and officers in transactions approved by our governors. In January 2002, Messrs. Enstad and Johnson and Ms. Oftedahl-Volstad, along with the Farmers Cooperative Elevator Company, Peterson Partners and Granite Falls Bank (whose President and majority owner is Mr. Lindholm), each purchased 25 units for $5,000, or $200 per unit. Mr. Dubbelde is the general manager, and Mr. Enstad is a director, of the Farmers Cooperative Elevator Company. Mr. Peterson is a partner of Peterson Partners. Messrs. Enstad, Johnson, Dubbelde and Ms. Oftedahl-Volstad are governors of us and Mr. Peterson is an At-Large Governor of us. At the same time, we sold Fagen 50 units for $25,000, or $500 per unit.
      Between October and December 2001, the City of Granite Falls loaned us $72,800 to assist us with the organization of our business and our initial feasibility review of our proposed ethanol plant. The loans bear interest at 7% per annum. Originally, the loans were due in January 2003. In July 2002, the City extended the due date on the loans to January 2004. However, the loans are forgiven based on particular job creation goals upon completion of the ethanol plant. In any event, in August 2002, the City converted $25,000 of its loans and the accrued interest into 50 units. We are working with the City to extend the due date of the balance of this loan.
      Between March and July 2002, we conducted a private placement of units at $500 per unit. Messrs. Dubbelde and Johnson each purchased 10 units, the Farmers Cooperative Elevator Company, Mr. Core and the Enstad Brothers Partnership (of which Mr. Enstad is a partner) each purchased 20 units and Fagen purchased 120 units, in the private placement on the same terms as other purchasers. Mr. Core became one of our governors and our former Vice President of Operations in November 2002 and is an employee of Fagen.
      On August 31, 2004, Glacial Lakes Energy, LLC and Fagen, Inc. converted bridge loans in the amount of $6,500,000 and $2,500,000, respectively, into 6,500 and 2,500 units in the registered offering at $1,000 per unit, respectively.
      Banking and Loan Transactions. In September 2003, Fagen and the Farmers Cooperative Elevator Company guaranteed and collateralized a $200,000 line of credit at Granite Falls Bank to provide us with working capital after we depleted the funds raised in our 2002 private placement. The line of credit bore interest at 5.75% per annum on the outstanding balance, which was $149,000 on December 31, 2003. The outstanding balance was due on January 15, 2004 and was extended until June 1, 2004. On February 19, 2004, we borrowed an additional $100,000 with interest at 5.75% from Granite Falls Bank pursuant to a promissory note due on October 31, 2004. We repaid the line of credit, and thereby retired the guarantors’ obligations, out of the net proceeds of the Offering.
      Consulting Transactions. In February 2003, we engaged Value Add Ventures, LLC, or (“VAV”), for services to assist us as a project consultant in our negotiation of contracts, planning of our equity marketing efforts, securing debt financing and other responsibilities related to the development of our proposed plant. We paid VAV $1,250 per week for its services and a bonus of $40,000 upon receipt of our binding commitment for debt financing, all of which was paid through the issuance of 79 of our units in October 2004. VAV’s principals, Messrs. William Riechers and Paul Casper, are associated with Fagen and other ethanol plants.
      Construction Management and Operations Management Agreement. In August 2004, we entered into a Consulting Agreement and an Operating and Management Agreement with GLE, who is also a member. Under the Consulting Agreement, GLE provided assistance in planning and directed and monitored the construction of our fuel ethanol plant. We paid GLE $10,000 plus pre-approved expenses per month for these services. The Consulting Agreement terminated upon the effective date of the Operating and Management Agreement under which GLE will operate and manage our ethanol plant, which was mutually determined to be August 8, 2005. We pay GLE $35,000 per month plus 3% of the plant’s operating profits (payable annually) under the Operating and Management Agreement. The initial term of the Operating and Management Agreement is for five years and will automatically renew for successive one-year terms unless terminated 180 days prior to the start of a renewal term. For the year ended December 31, 2004, we incurred $50,000 of costs under the Construction Agreement. For the ten month fiscal year ended October 31, 2005, we incurred $70,000 of costs under the Construction Agreement and $97,097 under the Operating and Management Agreement (of which $70,000 is in accounts payable).
      Corn Storage and Grain Handling Agreement. In October 2003, subsequently renegotiated in May 2004, we entered into a corn storage and grain handling agreement with Farmers Cooperative Elevator Company which is a member. We purchase our entire requirements for corn from the Elevator. The Elevator purchased 605 units in the Offering and owns a total of 650 units. The price of the corn purchased will be the bid price the member establishes for the plant plus a fee of $0.05 per bushel. As of October 31, 2005, we had purchased $16,607 of corn from the Elevator for testing of the grain handling system, which was in accounts payable at that date.
      Two of our governors, Mr. Dubbelde and Mr. Enstad are involved with Farmers Cooperative Elevator Company. Mr. Dubbelde is the general manager, and Mr. Enstad is a director, of the Farmers Cooperative Elevator Company. Although Messrs. Enstad and Dubbelde will not participate as governors in our decisions regarding the Farmers Cooperative Elevator Company, Mr. Dubbelde will negotiate with us on behalf of the Farmers Cooperative Elevator Company. All of this presents a potential conflict of interest for Messrs. Enstad and Dubbelde when advising us regarding contracts and agreements that we plan to enter into with the Elevator.
      Construction Transactions. In August 2004, we signed our design-build agreement with Fagen to build our ethanol plant. Fagen is a member of us and one of our Governors, Mr. Core, is an employee of Fagen. Although Mr. Core will not participate as a governor in our decisions regarding Fagen, his position as a Fagen employee presents a potential conflict of interest when advising us regarding contracts and agreements that we have entered into or will enter into with Fagen. Based on the decision to expand the capacity of the plant and other change orders, we expected, as of our fiscal year end on October 31, 2005, to pay Fagen approximately $49,170,575. Based on a start date of December 1, 2004 and a completion date of November 13, 2005, we paid Fagen an early completion bonus of $616,000 in December 2005. As of October 31, 2005, we had incurred $47,230,531 of construction costs (excluding the early completion bonus), of which $4,412,460 is included in payables to construction contractors.

SUMMARY COMPENSATION TABLE
      In October 2004, our Board of Governors approved a governor compensation policy. The policy provides for payment to governors of a monthly fee based on attendance at the regular monthly board meeting. The fees we pay to our governors are as follows: $600.00 per month to the Chairman, $600.00 per month to our governor who is also our corporate secretary and $500.00 per month to the other governors and alternates. We will also pay for mileage to and from the meeting at the standard mileage rate established from time to time by the IRS. We will not pay the fee if the governor does not attend the monthly meeting. We do not pay governors for attendance at committee meetings.
      The following table set forth all compensation paid or payable by the Company during the last three fiscal years to our Chairman. We do not pay compensation directly to our executive officers. Our executive officers are compensated by GLE. We pay GLE a monthly management fee of $35,000 plus 3% of the Company’s net operating profits on an annual basis.

	Annual Compensation

Name and Principal Position	Year	Salary	Bonus

Paul Enstad, Chairman	Fiscal Year 2005	7,800.00	0
	Fiscal Year 2004	0	0
	Fiscal Year 2003	0	0
      We did not have any compensatory security option plan for our executive officers and governors in place as of October 31, 2005. Further, as of October 31, 2005, none of our governors or officers had any options, warrants, or other similar rights to purchase securities of the Company.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s officers and Governors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”). Officers, Governors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations from our officers and Governors, all Section 16(a) filing requirements were complied with during the fiscal year ended October 31, 2005.
ANNUAL REPORT AND FINANCIAL STATEMENTS
      The Company’s Annual Report to the Securities and Exchange Commission on Form 10-KSB, including the financial statements and the notes thereto, for the ten month fiscal year ended October 31, 2005, accompanies the mailing of this Proxy Statement.
      The Company will provide each member solicited a copy of Exhibits to the 10-KSB upon written request and payment of specified fees. The written request for such Exhibits should be directed to Paul Enstad, Chairman of the Board of Granite Falls Energy, LLC at 15045 Highway 23 S.E., Granite Falls, MN 56241-0216. Such request must set forth a good faith representation that the requesting party was a holder of record or a beneficial owner of Membership Units in the Company on May 1, 2006. The 2005 Annual Report on Form 10-KSB complete with exhibits is also available at no cost through the EDGAR database available from the SEC’s internet site (www.sec.gov).

OTHER MATTERS
      The Board of Governors knows of no other matter to be acted upon at the meeting. However, if any other matter is lawfully brought before the meeting, the membership units covered by the proxy in the accompanying form will be voted on such matter in accordance with the best judgment of the persons acting under such proxy.

BY ORDER OF THE BOARD OF GOVERNORS

/s/ Paul Enstad

Paul Enstad, Chairman of the Board
May 10, 2006
      TO BE CERTAIN THAT YOUR MEMBERSHIP UNITS WILL BE REPRESENTED AT THE 2006 ANNUAL MEETING OF MEMBERS, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY BY FAX TO (320) 564-3190 OR IN THE ENCLOSED ENVELOPE BY NO LATER THAN MONDAY, JUNE 12, 2006 (5:00 P.M.) WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

Appendix I
GRANITE FALLS ENERGY, LLC
CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF GOVERNORS
I.     Purpose
      The Audit Committee (“Committee”) is appointed by the Board of Governors (“Board”) of Granite Falls Energy, LLC (the “Company”) to assist the Board in fulfilling its oversight responsibilities. The primary duties and responsibilities of the Audit Committee are to:

•	Monitor the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting, legal and regulatory compliance;

•	Appoint, compensate, retain and monitor the independence and qualifications of the Company’s independent auditors (also referred to herein as external auditors);

•	Monitor the performance of the Company’s internal audit function and independent auditors;

•	Provide an avenue of communication among the independent auditors, management, and the Board; and

•	Prepare an Audit Committee report as required by the Securities and Exchange Commission (“SEC”) to be included in the Company’s annual proxy statement.

II.	Authority
      The Committee shall have the authority to conduct or authorize any investigation appropriate to fulfill its responsibilities, and is empowered to:

•	Appoint, compensate, retain and oversee the work of the public accounting firm employed by the Company to conduct the annual audit who shall report directly to the Committee;

•	Retain independent counsel and other advisers as it deems necessary in the performance of its duties;

•	Resolve any disagreements between management and the independent auditor regarding financial reporting;

•	Pre-approve all auditing and permitted non-audit services performed by the Company’s external audit firm;

•	Seek any information it requires from employees — all of whom are directed to cooperate with the Committee’s requests — or external parties;

•	Meet with Company officers, external auditors, or outside counsel, as necessary;

•	Delegate authority to subcommittees including the authority to pre-approve all auditing and permitted non-audit services, providing that such decisions are presented to the full Committee at its next scheduled meeting; and

•	Determine appropriate funding for the payment of compensation to the independent auditors engaged for the purpose of issuing an audit report, performing other audit review or attestation services for the Company and to any advisers employed by the Committee which funding must be paid for by the Company.
III.  Composition
      1. Committee members’ qualifications shall meet the requirements as may be set by the Board from time to time, in addition to all applicable legal and regulatory requirements.
      2. The Committee shall be comprised of at least three Governors of the Company, all in good standing, each of whom must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, statement of members’ equity and cash flow statement. A majority of the Governors on the Committee must be independent as defined in subparagraph 3 of this Article III below.

      3. A director will NOT be considered independent for purposes of this Article III, if such director:

a. Is an employee of the Company or any current subsidiary of the Company;

b. Has accepted or has a family member who has accepted payments from the Company or any of its subsidiaries in excess of $60,000, other than as compensation for board or board committee service, payments arising solely from investments in the Company’s securities, compensation paid to a family member who is a non-executive employee of the Company, benefits under a tax-qualified retirement plan, or non-discretionary compensation, or certain permitted loans;

c. Has a family member who is employed by the Company or any of its subsidiaries as an executive officer;

d. Is or has a family member who is a partner or controlling shareholder or an executive officer of any organization to which the Company made, or from which the Company received, payments for property or services that exceeds 5% of the recipient’s consolidated gross revenues of that year, or $200,000, whichever is more, other than payments arising solely from investments in the Company’s securities or payments under non-discretionary charitable contribution matching programs;

e. Is or has a family member who is employed as an executive officer of another entity where any of the executive officers of the company serve on the compensation committee of such other entity; or

f. Is or has a family member who is a current partner of the Company’s outside auditor who worked on the Company’s audit;
      4. Committee members and a Committee chair shall be recommended and appointed by the Board.
IV.  Meetings
      The Committee shall meet as often as it determines, but not less frequently than quarterly. The Committee shall meet separately, periodically with management, with internal auditors, if any, and with external auditors. The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. All members are expected to attend each meeting, in person or via tele- or video-conference.
      The minutes of each meeting are to be prepared at the direction of the Audit Committee Chair and sent to Committee members and all other Governors. Copies are to be promptly provided to the independent auditors and the Company’s legal counsel.
V.  Scope of Responsibilities and Duties
     A.  Charter Review
      1. Review and reassess the adequacy of this charter annually. Consider changes that are necessary as a result of new laws and regulations. Recommend any proposed changes to the Board. Submit the charter to the Board for approval and publish the document as required.
     B.  Financial Reporting
      1. Review the Company’s annual audited financial statements and the documents containing such filings prior to filing or distribution. The review should include discussion with management and independent auditors of the following:

•	Significant issues regarding accounting principles, practices, audit findings, disclosures, judgments and any other requirements under accounting standards and rules;

•	Complex or unusual transactions and areas in which an unusual degree of judgment must be exercised;

•	The effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company; and

•	“Quality of earnings” of the Company from a subjective as well as objective standpoint.

      2. Review analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgment made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.
      3. Review with management and the external auditors the results of the audit, including any difficulties encountered. This review will include any restrictions on the scope of the independent auditors activities or on access to requested information, and any significant disagreement with management.
      4. Discuss the annual audited financial statements and quarterly financial statements with management and external auditors, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Consider any items required to be communicated by the independent auditors in accordance with SAS 61.
      5. Review disclosures made by CEO and CFO in the Forms 10-KSB or 10-K and 10-QSB or 10-Q certification process about significant deficiencies in the design or operation of internal controls or any fraud that involves management or other employees who have a significant role in the Company’s internal control.
     C.  Internal Control
      1. Consider the effectiveness of the Company’s internal control system, including information technology, security and control.
      2. Understand the scope of the external auditor’s review of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with management’s responses.
     D. Internal Audit
      In the event the Company employs an internal audit department, the Committee shall:

1. Review with management the charter, plans, activities, staffing and organizational structure of the internal audit function.

2. Review the effectiveness of the internal audit function.
     E. Independent Auditors
      1. Each year, review the independence and performance of the independent auditors and retain or discharge the independent auditors as circumstances warrant. In performing this review, the Committee will:

a. At least annually, obtain and review a report by the independent auditor describing: the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor’s independence) all relationships between the independent auditor and the Company.

b. Take into account the opinions of management and, in the event the Company has employed an internal audit, the opinions of the internal audit department.

c. Present its conclusions with respect to the external auditor to the Board.
      2. Prescribe such policies and procedures as the Committee deems appropriate pertaining to relationships with the independent auditors, including clear hiring policies for employees and former employees of the independent auditors.
      3. Approve the independent auditors’ engagement terms and fees for annual audit services as well as advance approval of all non-audit engagements with that firm. Any such approval of non-audit services by the independent auditor shall be disclosed in periodic reports as prescribed by law.
      4. On at least an annual basis, review a formal, written statement from the independent auditors on such matters as are prescribed by law, including all relationships between the auditors and the Company or its management. Discuss with the independent auditors all significant relationships they have with the Company and their impact on the auditors’ objectivity and independence, including non-audit services and the fees proposed and charged therefore. Take appropriate action in response to these matters to satisfy itself of the auditors’ independence.
      5. Review the independent auditors audit plan; discuss scope, staffing, locations, reliance upon management, and general audit approach, including coordination of audit effort with the internal audit department, if any.
      6. Ensure the rotation of the lead audit partner and other audit partners as required by law, and consider whether there should be regular rotation of the audit firm itself.
      7. Present its conclusions with respect to the independent auditor to the Board.
      8. Meet separately with the external auditors on a regular basis to discuss any matters that the committee or auditors believe should be discussed privately.
      9. Review all material written communications between the independent auditors and management, e.g., management letter, schedule of unadjusted differences and/or reportable conditions letter.
     F. Compliance
      1. At least once annually, review with the Company’s legal counsel any legal matters that could have a significant impact on the Company’s financial statements, the Company’s compliance with applicable laws and regulations (in coordination with other committees), and inquiries received from regulators or governmental agencies.
      2. Establish procedures for: (i) The receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) The confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.
      3. Review the process for communicating the Code of Ethics to appropriate company personnel, and for monitoring compliance therewith.
      4. Obtain regular updates from management and Company legal counsel regarding compliance matters.
     G. Reporting Responsibilities
      1. Annually prepare such report and certification to unit-holders as required by SEC regulations.
      2. Report to the Board about Committee activities and issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the performance and independence of the Company’s independent auditors, and, in the event the Company has employed an internal audit department, the performance of the internal audit function.
     H. Other Audit Committee Responsibilities
      1. Discuss and review with management the Company’s major policies with respect to risk assessment and risk management.
      2. As considered necessary by the Committee, review policies and procedures as well as audit results associated with Governors’ and officers’ expense accounts and perquisites, including the use of the Company’s assets.
      3. Perform any other activities consistent with this Charter, the Company’s operating agreement, and governing law, as the Committee or the Board deems necessary or appropriate.
      4. Periodically review materials or receive education on audit committee-related and new accounting and auditing-related developments and best practices.
      5. Annually evaluate the Committee’s performance of its responsibilities, confirm that all responsibilities outlined in this charter have been carried out, and create an agenda for the ensuing year.

GRANITE FALLS ENERGY, LLC Annual Meeting — Tuesday, June 13, 2006 For Unit Holders of Record as of May 1, 2006 Proxy Solicited on Behalf of the Board of Governors	Vote by Mail or Facsimile:
1) Read the Proxy Statement
2) Check the appropriate boxes on the proxy card below
3) Sign and date the proxy card
4) Return the proxy card in the envelope provided or via fax to (320) 564-3190

GOVERNORS
	RECOMMEND	For	Against	Abstain
AMENDMENTS TO THE OPERATING AGREEMENT
Amendment #1	FOR	☒	☒	☒	PLEASE INDICATE YOUR PROPOSAL SELECTION BY FIRMLY PLACING AN “X” IN THE APPROPRIATE NUMBERED BOX WITH BLUE OR BLACK INK
Amendment #2	FOR	☒	☒	☒

ELECTION OF GOVERNORS:
Election of Scott Dubbelde as Governor	FOR	☒	☒	☒
Signature:

Date:
Signature:

Date:
Please sign exactly as your name appears above. Joint owners must both sign. When signing as attorney executor, administrator, trustee or guardian, please note that fact.
By signing this proxy card, you appoint Paul Enstad and Julie Oftedahl-Volstad, jointly and severally, each with full power of substitution, as proxies to represent you at the 2006 Annual Meeting of the Members to be held on Tuesday, June 13, 2006 at 10:00 a.m. and at any adjournment thereof, on any matters coming before the Meeting.
Please specify your choice by marking the appropriate box for each matter above. The Proxies cannot vote your units unless you sign and return this card.
This proxy, when properly executed, will be voted in the manner directed herein and authorizes the Proxies to take action in their discretion upon other matters that may properly come before the Meeting. If no direction is made, this proxy will be voted FOR the amendments to the Operating Agreement and FOR Scott Dubbelde as Governor.

☒	Check here to authorize the Company to send you electronic communications in lieu of paper ones. E-mail address: